                                                                   EXHIBIT 10.22


                                   AGREEMENT
                                   ---------
                                  (Trademark)


     THIS AGREEMENT (TRADEMARK), dated as of December 21, 1995 (this "AGREEMENT"), between GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation ("BORROWER"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Lender");

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, pursuant to a Secured Credit Agreement of even date herewith (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURED CREDIT AGREEMENT"), between Borrower and Lender, Lender has extended Commitments to make Loans to Borrower; and

     WHEREAS, in connection with the Secured Credit Agreement, Borrower has executed and delivered a Security Agreement, dated as of the date hereof (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"); and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Secured Credit Agreement, Borrower is required to execute and deliver this Agreement and to grant to Lender a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Liabilities; and

     WHEREAS, Borrower has duly authorized the execution, delivery and performance of this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lender to make Loans (including the initial Loans) to Borrower pursuant to the Secured Credit Agreement, Borrower agrees, for the benefit of Lender, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Liabilities, Borrower does hereby mortgage, pledge and assign to Lender, and grant to Lender a continuing security interest in, all of the following property (the "TRADEMARK COLLATERAL"), whether now or hereafter owned, acquired or existing:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items in this clause (a) being called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 hereto;

          (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 hereto;

          (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by Borrower against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

     SECTION 3. Security Agreement.   This Agreement has been executed and
delivered by Borrower for the purpose of registering the security interest of Lender in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Lender under the Security Agreement. The Security Agreement (and all rights and remedies of Lender thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment in full of all Liabilities and the termination of all Commitments, Lender shall, at Borrower's expense, execute and deliver to Borrower all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. Borrower does hereby further acknowledge and affirm that the rights and remedies of Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION  6.  Related Document, etc.   This Agreement is a Related Document
executed pursuant to the Secured Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Secured Credit Agreement.

     SECTION  7.  Counterparts.   This Agreement may be executed by the parties
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
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               [remainder of this page intentionally left blank]


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                      GENERAL MANUFACTURED HOUSING, INC.,
                                      a Georgia corporation


                                      By:  /s/  Gary M. Brost
                                         ---------------------------------
                                      Name: Gary M. Brost
                                      Its:   President


                                      2255 Industrial Boulevard
                                      Waycross, Georgia  31501
                                      Attention:  President
                                      Telecopy:    (912) 285-1397
                                      Telephone:  (912) 285-5065


                                      FIRST SOURCE FINANCIAL LLP,
                                      an Illinois registered limited
                                      liability partnership


                                      By:  First Source Financial, Inc.,
                                           a Delaware corporation, its
                                           Agent/Manager

                                           By: /s/  Edward A. Szarkowica, Jr.
                                              -------------------------------
                                           Name:  Edward A. Szarkowicz, Jr.
                                           Its:  Vice President


                                      Address:

                                      2850 West Golf Road
                                      5th Floor
                                      Rolling Meadows, IL 60008

STATE OF NEW YORK        )
                         )    SS.
COUNTY OF NEW YORK       )


     I, Karen J. Muzzillo, a notary public in and for said County, in the
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State of aforesaid, DO HEREBY CERTIFY that Edward A. Szarkowicz, Jr. personally known to me to be a Vice President of General Manufactured Housing, Inc., a Georgia corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as Vice President of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 21st day of December, 1995.




                                          /s/  Karen J. Muzzillo
                                        ----------------------------------------
                                                   Notary Public


My Commission Expires:

   stamped
----------------------------


STATE OF NEW YORK        )
                         )    SS.
COUNTY OF NEW YORK       )


     I, Karen J. Muzzillo, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Gary M. Brost personally known to me to be a President of First Source Financial, Inc., a Delaware corporation and the agent/manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as President of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 21st day of December, 1995.




                                          /s/ Karen J. Muzzillo
                                        ----------------------------------------
                                                  Notary Public


My Commission Expires:

   stamped
-----------------------
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                                                              ATTACHMENT 1
                                                                   to
                                                               Agreement
                                                              (Trademark)


Item A.   Trademarks
          -----------

                             Registered Trademarks
                             ---------------------

*Country     Trademark                 Registration  No.    Registration Date
--------     ---------                 -----------------    -----------------

  U.S.A      "Jaguar Homes 1994 . . .       S-13,433             3/11/94
             the Year of the Cat"


                        Pending Trademark Applications
                        ------------------------------

* Country    Trademark            Serial No.           Filing Date
---------    ---------            ----------           -----------

                                     NONE

                     Trademark Applications in Preparation

                                          Expected        Products/
* Country    Trademark   Docket No.       Filing Date     Services
---------    ---------   ----------       -----------     ---------

                                     NONE

Item B.     Trademark Licenses
            ------------------

* Country or                            Effective     Expiration
  Terrritory   Trademark    Licensor    Licensee         Date         Date
  ----------   ---------    --------    --------      ----------    --------

                                  NONE